UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): December 8, 2016

Torchlight Energy Resources, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36247	74-3237581
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5700 W. Plano Parkway, Suite 3600
Plano, Texas 75093

(Address of principal executive offices)

Telephone – (214) 432-8002

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 8, 2016, we held our Annual Meeting of Stockholders for the following purposes:

(1) To elect nominees to our Board of Directors, including John Brda, Gregory McCabe, E. Scott Kimbrough, R. David Newton and Alexandre Zyngier;

(2) To ratify the selection of Calvetti Ferguson as our independent registered public accounting firm for the fiscal year ending December 31, 2016;

(3) To approve the issuance of shares of common stock to our director, Alexandre Zyngier, in connection with his appointment in June 2016;

(4) To approve the issuances of shares of common stock to our director, Alexandre Zyngier, in connection with serving on the Litigation Committee of the Board of Directors;

(5) To approve a non-binding advisory resolution on executive compensation;

(6) To transact such other business as may properly come before the meeting.

Based on the votes received in person and by proxy, all of the above named nominees to the Board were elected; the selection of Calvetti Ferguson was ratified; the issuance to Mr. Zyngier in connection with his appointment in June 2016 was approved; the issuances to Mr. Zyngier in connection with serving on the Litigation Committee was approved; and the non-binding advisory resolution on executive compensation was approved. There were no other matters presented for action at the Annual Meeting.  The exact results of the stockholder vote are as follows:

Total Votes Outstanding as of the Record Date, October 12, 2016:	50,037,997

Total Votes Present Either by Proxy or in Person:	37,874,660

Item 1:
Election of Directors

	FOR	WITHHELD
John A. Brda	26,485,463	27,279
Gregory McCabe	26,485,538	27,204
E. Scott Kimbrough	26,484,538	28,204
R. David Newton	26,443,085	69,657
Alexandre Zyngier	24,366,264	2,146,478

Additionally, there was a total of 11,361,918 broker non-votes for this item.

Item 2:
Ratification of selection of Calvetti Ferguson as the independent registered public accounting firm for the fiscal year ending December 31, 2016

Votes for:	37,802,597
Votes against:	21,115
Votes abstained:	50,948

Item 3:
Approval of the issuance of shares of common stock to our director, Alexandre Zyngier, in connection with his appointment in June 2016

Votes for:	23,531,238
Votes against:	2,885,901
Votes abstained:	95,558

Additionally, there was a total of 11,361,918 broker non-votes for this item.

Item 4:
Approval of the issuances of shares of common stock to our director, Alexandre Zyngier, in connection with serving on the Litigation Committee of the Board of Directors

Votes for:	23,449,338
Votes against:	2,967,856
Votes abstained:	95,548

Additionally, there was a total of 11,361,918 broker non-votes for this item.

Item 5:
Approval of a non-binding advisory resolution on executive compensation

Votes for:	25,348,252
Votes against:	1,109,121
Votes abstained:	55,369

Additionally, there was a total of 11,361,918 broker non-votes for this item.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Torchlight Energy Resources, Inc.

Date: December 9, 2016	By: /s/ John A. Brda
John A. Brda
President

3